                                                                    EXHIBIT 99.5



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


In re: MR Technologies, Inc                              Case No.: 01-11497

                                                   Reporting Period: March, 2002

                                                                          CURRENT                      CUMULATIVE
--------------------------------------------------------------------------------------------------------------------
Cash - Beginning of the Month
--------------------------------------------------------------------------------------------------------------------
Receipts                                             Operating
--------------------------------------------------------------------------------------------------------------------
Receipts                                                                     $453,858.70              $1,471,299.51
--------------------------------------------------------------------------------------------------------------------
Total Receipts                                                               $453,858.70              $1,471,299.51
--------------------------------------------------------------------------------------------------------------------
Disbursements
--------------------------------------------------------------------------------------------------------------------
Trade Payables                                                               $251,876.83                $711,962.59
--------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                          $251,876.83                $711,962.59
--------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                                $201,981.87                $759,336.92
--------------------------------------------------------------------------------------------------------------------


* Above information includes receipts and disbursements for MR Technologies, Inc. Disbursements related to MR Technologies, Inc. for the month and cumulative are $251,876,83 and $711,962.59 respectively. These amounts are paid by Lason Systems, Inc. on MR Technologies, Inc behalf.

Debtor:  MR Technologies, Inc.          Case #:                01-11497
                                        Reporting Period:             March 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                     CUMULATIVE FILING TO
REVENUES                                                                MONTH                DATE
---------------------------------------------------------------------------------------------------------


Gross Revenues                                                          195,393                1,028,501
---------------------------------------------------------------------------------------------------------
Non-Debtor Net Intercompany                                              -2,046                   -4,464
---------------------------------------------------------------------------------------------------------
Less:  Returns and Allowances                                           -11,706                  -31,823
---------------------------------------------------------------------------------------------------------
Net Revenue                                                             181,642                  992,214
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
Beginning Inventory                                                     203,122                  468,396
---------------------------------------------------------------------------------------------------------
Add:  Purchases                                                          71,459                  198,872
---------------------------------------------------------------------------------------------------------
Add:  Cost of Labor                                                      50,053                  260,064
---------------------------------------------------------------------------------------------------------
Add:  Other Direct Costs (attach schedule)                              119,357                  273,879
---------------------------------------------------------------------------------------------------------
Less:  Ending Inventory                                                 224,809                  224,809
---------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      219,182                  976,402
---------------------------------------------------------------------------------------------------------
Gross Profits                                                           -37,540                   15,812
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
Advertising
---------------------------------------------------------------------------------------------------------
Auto and Truck Expense
---------------------------------------------------------------------------------------------------------
Bad Debts
---------------------------------------------------------------------------------------------------------
Contributions
---------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                1,145                    3,166
--------------------------------------------------------------------------------------------------------
Insider Compensation*
---------------------------------------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------------------------------------
Management Fees/Bonuses
---------------------------------------------------------------------------------------------------------
Office Expense                                                              862                   10,860
---------------------------------------------------------------------------------------------------------
Pension & Profit Sharing Plans                                              165                      520
---------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                     697                    3,246
---------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                      119                    4,374
---------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                18,982                   98,893
---------------------------------------------------------------------------------------------------------
Supplies                                                                  2,589                    4,009
---------------------------------------------------------------------------------------------------------
Taxes - Payroll                                                           1,043                    3,499
---------------------------------------------------------------------------------------------------------
Taxes - Real Estate
---------------------------------------------------------------------------------------------------------
Taxes - Other                                                              -479                    6,808
---------------------------------------------------------------------------------------------------------
Travel and Business Expenses                                               -238                    2,601
---------------------------------------------------------------------------------------------------------
Utilities
---------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                      22                      142
---------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                             24,907                  138,118
---------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization
---------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                        -62,447                 -122,306
---------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------------------------
Other income (attach schedule)
---------------------------------------------------------------------------------------------------------
Interest Expense
---------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                             227                      244
---------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                           -62,674                 -122,550
---------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
---------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
---------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
---------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)
---------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                 0                        0
---------------------------------------------------------------------------------------------------------
Income Taxes
---------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS)                                                       -62,674                 -122,550
---------------------------------------------------------------------------------------------------------

Debtor:  MR Technologies, Inc.          Case #: 01-11497
                                        Reporting Period:             March 2002



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                        CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                         CURRENT MONTH          TO DATE
---------------------------------------------------------------------------------------------------------
OTHER DIRECT COSTS
---------------------------------------------------------------------------------------------------------
Outside Services                                                           13,045                 27,912
---------------------------------------------------------------------------------------------------------
Pass Through Postage Exp                                                   29,186               -132,985
---------------------------------------------------------------------------------------------------------
Lease & Maint. Expense                                                     48,889                246,367
---------------------------------------------------------------------------------------------------------
Building Expenses                                                          14,877                 69,393
---------------------------------------------------------------------------------------------------------
Office Telephones                                                           4,771                 11,537
---------------------------------------------------------------------------------------------------------
Other Expenses                                                              3,900                 19,547
---------------------------------------------------------------------------------------------------------
Direct Depreciation                                                         4,691                 32,110
---------------------------------------------------------------------------------------------------------
  TOTAL OTHER DIRECT COSTS                                                119,357                273,879
---------------------------------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------------------------------
Professional Services                                                          22                    142
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER INCOME
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER EXPENSES
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
9300 Bank Charges                                                             227                    244
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   TOTAL OTHER EXPENSES                                                       227                    244
---------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: MR Technologies, Inc                                   Case No.: 01-11497
                                                   Reporting Period: March, 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.



                                                                  BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                   ASSETS                       CURRENT REPORTING MONTH                  DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                              (70,604)                     (109,538)
Restricted Cash and Cash Equivalents (see
  continuation sheet)
Accounts Receivable (Net)                                                      954,785                     1,439,368
Notes Receivable
Inventories                                                                    224,809                       468,396
Prepaid Expenses                                                               262,523                       347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                         1,371,513                     2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                 815,000                       815,000
Machinery and Equipment                                                        220,213                       455,548
Furniture, Fixtures and Office Equipment                                        33,684                        99,676
Leasehold Improvements                                                          41,242                        36,101
Vehicles                                                                         4,077                             -
Less Accumulated Depreciation                                                  193,122                       395,614
TOTAL PROPERTY & EQUIPMENT                                                     921,094                     1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                              27,600,917                    26,703,208
TOTAL OTHER ASSETS                                                          27,600,917                    26,703,208

TOTAL ASSETS                                                                29,893,524                    29,859,767

                                                                  BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY            CURRENT REPORTING MONTH                 DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                50,191                             -
Taxes Payable (refer to FORM MOR-4)                                              7,276                             -
Wages Payable                                                                   19,685                        75,925
Notes Payable                                                                                                (14,901)
Rent / Leases - Building/Equipment                                              43,565
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                               210,387                       230,230
TOTAL POSTPETITION LIABILITIES                                                 331,104                       291,254
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                                 682,362                       565,904
TOTAL PRE-PETITION LIABILITIES                                                 682,362                       565,904

TOTAL LIABILITIES                                                            1,013,466                       857,158
OWNER EQUITY
Capital Stock                                                                        -                             -
Additional Paid-In Capital                                                  32,507,420                    32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                            (3,504,811)                   (3,504,811)
Retained Earnings - Postpetition                                              (122,551)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
 (attach schedule)
NET OWNER EQUITY                                                            28,880,058                    29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                        29,893,524                    29,859,767
                                                                                     0                            (0)

In re: MR Technologies, Inc                                   Case No.: 01-11497
                                                   Reporting Period: March, 2002

                       BALANCE SHEET - CONTINUATION SHEET


                                                                 BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                  ASSETS                       CURRENT REPORTING MONTH                 DATE

Other Current Assets




Other Assets

AR Miscellaneous                                                                  969                       13,425
AR Receivable Postage                                                               -                     (122,667)
Advances to employees                                                                                        3,672
Due to/from subsidiary                                                     27,428,735                   26,672,420
Intercompany transfers/transactions                                              (524)                      10,489
Other Assets - net                                                            171,737                      125,869






                                                                           27,600,917                   26,703,208

                                                                  BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY             CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities

Postage Deposit                                                               125,228                            -
Accrued expenses                                                               85,159                       43,874
Deferred acquisition payable                                                                               186,356

                                                                              210,387                      230,230
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.